                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Hunt Sevier Brown, Patricia M. Carroll, Laurence G. Christopher, Shannon Dunham, Thomas J. Hearity, Suzanne Kersten, Constance C. Kovach and Cheryl Manley with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the registration statements (File No. 333-121561, File No. 333-121136, File No. 333-122728), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 19, 2005               By:  /s/ Jo Allen Patton
                                       -------------------------------

                                   Print Name:

                                   Jo Allen Patton

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Hunt Sevier Brown, Patricia M. Carroll, Laurence G. Christopher, Shannon Dunham, Thomas J. Hearity, Suzanne Kersten, Constance C. Kovach and Cheryl Manley with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the registration statements (File No. 333-121561, File No. 333-121136, File No. 333-122728), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 18, 2005               By:  /s/ John H. Tory
                                       -------------------------------

                                   Print Name: John H. Tory

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Hunt Sevier Brown, Patricia M. Carroll, Laurence G. Christopher, Shannon Dunham, Thomas J. Hearity, Suzanne Kersten, Constance C. Kovach and Cheryl Manley with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the registration statements (File No. 333-121561, File No. 333-121136, File No. 333-122728), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 19, 2005               By:  /s/ Larry W. Wangberg
                                       -------------------------------

                                   Print Name:

                                   Larry W. Wangberg

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Hunt Sevier Brown, Patricia M. Carroll, Laurence G. Christopher, Shannon Dunham, Thomas J. Hearity, Suzanne Kersten, Constance C. Kovach and Cheryl Manley with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the registration statements (File No. 333-121561, File No. 333-121136, File No. 333-122728), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 7 , 2005               By:  /s/ Marc Nathanson
                                       -------------------------------

                                   Print Name: Marc Nathanson

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Hunt Sevier Brown, Patricia M. Carroll, Laurence G. Christopher, Shannon Dunham, Thomas J. Hearity, Suzanne Kersten, Constance C. Kovach and Cheryl Manley with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the registration statements (File No. 333-121561, File No. 333-121136, File No. 333-122728), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 13, 2005               By:  /s/ Paul G. Allen
                                       -------------------------------

                                   Print Name:

                                   Paul G. Allen

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Hunt Sevier Brown, Patricia M. Carroll, Laurence G. Christopher, Shannon Dunham, Thomas J. Hearity, Suzanne Kersten, Constance C. Kovach and Cheryl Manley with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the registration statements (File No. 333-121561, File No. 333-121136, File No. 333-122728), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 13, 2005               By:  /s/ W. Lance Conn
                                       -------------------------------

                                   Print Name: W. Lance Conn

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Hunt Sevier Brown, Patricia M. Carroll, Laurence G. Christopher, Shannon Dunham, Thomas J. Hearity, Suzanne Kersten, Constance C. Kovach and Cheryl Manley with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the registration statements (File No. 333-121561, File No. 333-121136, File No. 333-122728), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 8, 2005               By:  /s/ Jon Dolgen
                                       -------------------------------

                                   Print Name: Jon Dolgen

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Hunt Sevier Brown, Patricia M. Carroll, Laurence G. Christopher, Shannon Dunham, Thomas J. Hearity, Suzanne Kersten, Constance C. Kovach and Cheryl Manley with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the registration statements (File No. 333-121561, File No. 333-121136, File No. 333-122728), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 18, 2005               By:  /s/ Robert P. May
                                       -------------------------------

                                   Print Name: Robert P. May

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Hunt Sevier Brown, Patricia M. Carroll, Laurence G. Christopher, Shannon Dunham, Thomas J. Hearity, Suzanne Kersten, Constance C. Kovach and Cheryl Manley with full power to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the registration statements (File No. 333-121561, File No. 333-121136, File No. 333-122728), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 14, 2005               By:  /s/ David C. Merritt
                                       -------------------------------

                                   Print Name:

                                   David C. Merritt